Exhibit 31.1
Certification
I, Gregg L. Engles, certify that:
1.	I have reviewed this quarterly report on Form 10-Q of Dean Foods Company;

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3.	Based on my knowledge the financial statements, and other financial information included in the quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Dean Foods Company as of, and for, the periods presented in this quarterly report;

4.	Dean Foods Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15-d-15(e)) for Dean Foods Company and have:
a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Dean Foods Company and its consolidated subsidiaries, is made knows to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b.	Evaluated the effectiveness of Dean Foods Company’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluations and

c.	Disclosed in this report any change in Dean Foods Company’s internal control over financial reporting that occurred during Dean Foods Company’s most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, Dean Foods Company’s internal control over financial reporting.
5.	Dean Foods Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Dean Foods Company’s auditors and the audit committee of Dean Foods Company’s board of directors:
a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Dean Foods Company’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in Dean Foods Company’s internal control over financial reporting.

/s/ Gregg L. Engles

Gregg L. Engles
Chairman of the Board and
Chief Executive Officer
May 10, 2006